SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SYNERGISTIC HOLDINGS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1) Title of each class of securities to which transaction applies:
               _________________________________________________________________


           (2) Aggregate number of securities to which transaction applies:
               _________________________________________________________________


           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               _________________________________________________________________


           (4) Proposed maximum aggregate value of transaction:
               _________________________________________________________________


           (5) Total fee paid:
               _________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount previously paid:
               _________________________________________________________________

           (2) Form, Schedule or Registration Statement No.:
               _________________________________________________________________

           (3) Filing Party:
               _________________________________________________________________

           (4) Date Filed:
               _________________________________________________________________

                           SYNERGISTIC HOLDINGS CORP.
                                 50 Laser Court
                            Hauppauge, New York 11788
                                 (516) 436-5000



                                                               December 11, 1997


Dear Shareholders:

                  On behalf of the Board of Directors and management of Synergistic Holdings Corp. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on December 29, 1997, at 10:00 a.m., at the Company's offices located at 50 Laser Court, Hauppauge, New York 11788.

                  The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, the directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is the Company's Annual Report for the fiscal year ended April 30, 1997. This report describes the financial and operational activities of the Company.

                  Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

                  We look forward to greeting you at the meeting.

                                        Sincerely,



                                        Salvatore Crimi
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                           SYNERGISTIC HOLDINGS CORP.
                                 50 Laser Court
                            Hauppauge, New York 11788

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 29, 1997

                                 --------------

TO THE SHAREHOLDERS OF
SYNERGISTIC HOLDINGS CORP.:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Synergistic Holdings Corp., a Delaware corporation (hereinafter "Company"), will be held at the Company's offices located at 50 Laser Court, Hauppauge, New York 11788, on December 29, 1997, at 10:00 a.m. for the following purposes:

                  1. To elect directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

                  2. To consider and act upon a proposal to amend the Company's certificate of incorporation ("Certificate of Incorporation") in order to increase the number of shares of Common Stock authorized for issuance thereunder;

                  3. To consider and act upon a proposal to amend the Company's Certificate of Incorporation in order to change the name of the Company to Salex Holding Corporation;

                  4. To consider and act upon a proposal to adopt a stock option plan and to authorize the maximum number of shares of common stock reserved for issuance upon exercise of options granted under such plan;

                  5. To transact such other business as may properly come before the meeting or any adjournments thereof.

                  The Board of Directors has fixed the close of business on December 8, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 50 Laser Court, Hauppauge, New York 11788, for eleven (11) days prior to December 29, 1997.

                  Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.

                                       By Order of the Board of Directors,

                                       Angelo Crimi
                                       Secretary
Hauppauge, New York
December ___, 1997

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                           SYNERGISTIC HOLDINGS CORP.


                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----

PROXY STATEMENT.................................................................................................  1

INFORMATION CONCERNING VOTE.....................................................................................  1

ELECTION OF THE BOARD OF DIRECTORS..............................................................................  2

EXECUTIVE COMPENSATION AND OTHER INFORMATION....................................................................  4

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION................................................................................  7

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION IN COMPENSATION DECISIONS.................................................................  9

STOCK PERFORMANCE CHART.........................................................................................  9

PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION AND TO INCREASE THE AMOUNT
OF SHARES AUTHORIZED TO BE ISSUED............................................................................... 10

PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE
COMPANY TO SALEX HOLDING CORPORATION............................................................................ 10

PROPOSAL TO ADOPT A STOCK OPTION PLAN........................................................................... 11

OTHER MATTERS ARISING AT THE ANNUAL MEETING..................................................................... 13

LEGAL PROCEEDINGS............................................................................................... 15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.................................................................. 15

INDEMNIFICATION OF DIRECTORS AND OFFICERS....................................................................... 16

INDEPENDENT PUBLIC ACCOUNTANTS.................................................................................. 16

SECTION 16(a) REPORTING DELINQUENCIES........................................................................... 16

ANNUAL REPORT ON FORM 10-K...................................................................................... 18

EXHIBIT A.......................................................................................................  1

                           SYNERGISTIC HOLDINGS CORP.
                                 50 Laser Court
                            Hauppauge, New York 11788

                                 --------------

                                 PROXY STATEMENT

                                 --------------

                       For Annual Meeting of Shareholders
                         to be Held on December 29, 1997

                                 --------------

Approximate Mailing Date of Proxy Statement and Form of Proxy:December 11, 1997.

                           INFORMATION CONCERNING VOTE

General

                  This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of Synergistic Holdings Corp., a Delaware corporation (hereinafter, the "Company"), for use at the annual meeting of shareholders to be held on Monday, December 29, 1997, at 10:00 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the Company's offices located at 50 Laser Court, Hauppauge, New York 11788.

                  A change in control of the Company, more particularly described herein under the heading "Proposal to Amend the Certificate of Incorporation to Change the Name of the Company to Salex Holding Corporation," occurred on September 19, 1996.

Voting Rights and Outstanding Shares

                  Only shareholders of record at the close of business on December 8, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on December 8, 1997, __________ shares of common stock, par value $.01 per share (the "Common Stock"), 1,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") and 25,000 shares of Series C Preferred Stock, par value $.01 per share (the "Series C Preferred Stock") were issued and outstanding. Each share of Common Stock entitles the record holder thereof to 1 vote on all matters properly brought before the Annual Meeting. Each share of Series B Preferred Stock entitles the record holder thereof to 2,059.106 votes on all matters properly brought before the Annual Meeting. Each share of Series C Preferred Stock entitles the record holder to 100 votes on all matters properly brought before the Annual Meeting.

Revocability of Proxies

                  A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted (1) FOR the election as directors, the nominees named below under the caption "ELECTION OF DIRECTORS;" (2) FOR the increase in authorized amount of shares to be issued as discussed below under the caption "PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO INCREASE AMOUNT OF AUTHORIZED SHARES TO BE ISSUED;" (3) FOR the change in name of the Company as discussed below under the caption "PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY;" and, (4) FOR the adoption of the stock option plan as discussed below under the caption "PROPOSAL TO ADOPT THE STOCK OPTION PLAN." In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the meeting and upon such other business matters or proposals as may properly come before the meeting that the Board of Directors of the Company does not know at a reasonable time prior to this solicitation will be presented at the meeting.

Shareholder Proposals

                  If any shareholder of the Company intends to present a proposal for consideration at the next Annual Meeting of Shareholders and desires to have such proposal included in the Proxy Statement and form of Proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's principal executive offices, 50 Laser Court, Hauppauge, New York 11788, Attention: Salvatore Crimi, not later than September 29, 1998.

Voting Procedures

                  All votes shall be tabulated by the inspector of elections appointed for the meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the holders of the stock issued and outstanding and entitled to vote at the meeting, being present in person or represented by proxy, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

                  Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting. The amendment to increase the amount of authorized shares to be issued must be approved by a majority of the outstanding stock entitled to vote. The amendment to change the name of the Company must be approved by a majority of the outstanding stock entitled to vote. The adoption of the Company's stock option plan must be approved by a majority of the votes cast at the meeting.

Cost of Solicitation of Proxies

                           The solicitation of proxies pursuant to this Proxy
Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

                  Each holder of the Company's Common Stock who does not expect to be present at the Annual Meeting or who plans to attend, but who does not wish to vote in person, is urged to fill in, date and sign the enclosed Proxy and return it promptly in the enclosed return envelope.

Item 1               ELECTION OF THE BOARD OF DIRECTORS

                  The Board of Directors has nominated seven (7) persons, Salvatore Crimi, Angelo Crimi, Franklin Pinter, Andrew Lunetta, Francis Fitzpatrick, Pershing Sun, and Syd Mandelbaum to be elected as Directors at the Annual Meeting and to hold office until the next Annual Meeting or until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted For the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy.

Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.


Directors and Executive Officers

                  Set forth below is certain information with respect to each of the nominees for the office of Director, each Director and each executive officer of the Company.

Name                     Age        Company Position and Offices Held
--------------------------------------------------------------------------------
Salvatore Crimi         72          Chief Executive Officer and Chairman of the
                                    Board of Directors

Angelo Crimi            45          Secretary, Vice President Sales and
                                    Vice-Chairman of the Board of Directors

Pershing Sun            54          Senior Vice President, Chief Information
                                    Officer and Director

Franklin Pinter         47          Director

Syd Mandelbaum          47          Nominee for Director

Francis Fitzpatrick     56          Director

Andrew Lunetta          47          Nominee for Director



                  Salvatore Crimi has served as the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since September 18, 1996. From 1974 to 1996 Mr. Crimi served as Chairman of the Board and Chief Executive Officer of Salex Holding Corporation. He is the father of Angelo Crimi, the Vice Chairman of the Board of Directors, Vice President of Sales and Secretary of the Company.

                  Angelo Crimi has served as the Vice Chairman of the Board of Directors, Vice President of Sales, and Secretary of the Company since September 18, 1996. From 1995 to 1996 Mr. Crimi served as President of Salex Holding Corporation. He is the son of Salvatore Crimi, the Chief Executive Officer, Chairman of the Board of Directors and President of the Company.

                  Pershing Sun has served as a Director of the Company and Senior Vice President and Chief Information Officer of the Company since September 18, 1996. Form 1991 to 1996 Mr. Sun served as Chief Information Officer of Salex Holding Corporation.

                  Franklin Pinter has served as a Director since January 7, 1997. From 1984 to the present Mr. Pinter has served as an investment and estate planner with the firm of Arnonc, Lowth, Fanning.

                  Syd Mandelbaum has served as an account executive for Toshiba American Medical Systems since 1997. From 1993 to 1997 Mr. Mandelbaum served as a laser flow cytometry specialist with the Coulter Corporation. From 1990 to 1993 Mr. Mandelbaum was a Vice President of Cell Measurement Systems for Imager Instrumentation.

                  Francis Fitzpatrick has served as Director since September 18, 1996. Mr. Fitzpatrick has served as a Vice President of Fitzpatrick Brothers Corporation, an auto collision repair facility, since 1982.

                  Andrew Lunetta has served as a consultant to the Company since July 1997. From 1995 to 1997, Mr. Lunetta served as Chief Financial Officer of Tostal Corp., a publicly traded company. From 1982 to 1995, Mr. Lunetta was the Vice President-Controller of Coyne Electrical Contractors, Inc.

Committees of the Board of Directors and Meeting Attendance

                  The Board of Directors held five (5) meetings during fiscal year May 1, 1996 to April 30, 1997. The Board of Directors appointed a Compensation Committee and an Audit Committee on October 26, 1996.

                  The Compensation Committee is authorized to review all forms of compensation paid to middle and senior management, make recommendations in terms of employment contracts, issuing or awarding bonus type compensation, and oversee and make recommendations for approval to the Board. The members of the Compensation Committee for the fiscal year ended April 30, 1997 are Messrs. S. Crimi, Sun, Swartwood, Fitzpatrick and Pinter. The Committee held no meetings from October 26, 1996 to April 30, 1997.

                  The Audit Committee is responsible for making recommendations to the Board of Directors as to all financial information of the Company. The members of the Audit Committee for the fiscal year ended April 30, 1997 are Messrs. Swartwood, A. Crimi and Dickson. The Committee held no meetings from October 26, 1996 to April 30, 1997.

                  During the fiscal year ended April 30, 1997, all directors, other than Franklin Pinter, who are nominated for election attended at least 75% of the aggregate number of meetings of the Board held during the period for which they have been a director.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

                  The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officers who served in that position during fiscal year ended April 30, 1997, and the most highly compensated executive officer of the Company earning at least $100,000 per year.

                           Summary Compensation Table


                                                  Annual Compensation           Long-Term Compensation
                                             -----------------------------      ----------------------
                                                                                       Awards
                                                                                ----------------------
                                                                                     Securities
                                                              Other Annual           Underlying
        Name and Principal Position         Salary            Compensation          Options/SARs
        ---------------------------         ------            ------------      ----------------------
                                              ($)                  ($)                    (#)

Salvatore Crimi,                            $95,866            $12,214(2)               79,610
Chairman of the Board, Chief
Executive Officer and President(1)

Jeffrey Dickson,                           $103,365             $4,800(4)              300,000
President and Chief Operating Officer(3)

---------------------

(1) Mr. Salvatore Crimi was appointed Chief Executive Officer of the Company on September 19, 1996.
(2) Includes $5,173 representing car and commuting allowances and $7,041 representing the value of certain health insurance benefits provided by the Company.
(3) Mr. Dickson is no longer an employee of the Company.
(4) Represents car and commuting allowance.

Stock Option Grants

                  Set forth below is information on grants of stock options for the named executive officers for the period May 1, 1996 to April 30,1997.



                        Option Grant in Last Fiscal Year

                                                      Individual Grants
                               -------------------------------------------------
                                                    Percent of                                         Potential Realizable
                                 Number of             Total                                          Value At Assumed Rates
                                Securities         Options/SARs       Exercise                            of Stock Price
                                Underlying          Granted to         of Base                           Appreciation for
                                Option/SARs        Employees in         Price       Expiration              Option Term
           Name                 Granted (#)         Fiscal Year        ($/Sh)          Date           5% ($)          10% ($)
---------------------------  -----------------  ------------------  -------------  -------------   -------------   ----------

Salvatore Crimi                       79,610            7%              2.125      11/21/02            $2.85           $3.76
                                     500,000            44%             1.50        4/30/97            $1.22           $1.46
Jeffrey Dickson                      300,000            27%             1.0         8/31/00

                Aggregated Options Exercised in Last Fiscal Year
                       and Fiscal Year-End Option Values*


                                               Number of Securities                   Value of Unexercised
                                              Underlying Unexercised                      In-the-Money
                                          Options at Fiscal Year-End (#)       Options at Fiscal Year-End ($)(1)
Name                                         Exercisable/Unexercisable              Exercisable/Unexercisable
--------------------------------         -------------------------------       -------------------------------------

Salvatore Crimi                                  31,844 / 47,766                             -- /--
Jeffrey Dickson                                    300,000 / --                              -- / --

--------------------

(1) Calculated based on the average closing bid and asked prices as quoted by the OTC Bulletin Board for the last business day of the fiscal year ($0.34) less the exercise price payable for such shares.

Directors' Compensation

                  Directors of the Company do not receive compensation for serving on the Board of Directors or any of its committees. Upon adoption of the Stock Option Plan each non-employee director will receive options, as a formula grant, to purchase 5,000 shares of Common Stock at an exercise price equal to their market value on the first trading day of each May.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

                  In August 1995, the Salex Holding Corporation ("Salex") entered into an employment agreement with Mr. Salvatore Crimi which provides for his appointment as Chief Executive Officer for a term ending on August 4, 1998. Mr. Crimi's agreement was assumed by the Company upon completion of the acquisition of Salex. The term is automatically extended for additional one-year periods unless either party gives written notice to the other of its desire not to renew such term which notice must be given no later than ninety (90) days prior to the end of each term on any such renewal. The agreement provides that during each fiscal year of the Company until the expiration or termination of the agreement, Mr. Crimi's annual base salary shall be the greater of (i) his base salary for the immediate prior year plus the product obtainable by multiplying Mr. Crimi's base salary for the immediate prior year by a percentage, if any, by which, the Consumer Price Index for all Urban Consumers -- New York --Northeast New Jersey Region (the "CPI") for the month of December of the immediate prior year exceeds the CPI for the month of December of the year prior to the immediate prior year, or (ii) an amount at the annual rate as determined by the Board of Directors of the Company. To demonstrate his commitment to the Company during the fiscal year ended April 30, 1997, Mr. Crimi reduced his base salary approximately 31.52% from $140,000 to $95,866. For the fiscal year ending April 30, 1998, Mr. Crimi's base salary is $140,000.

                  In the event that the Company terminates Mr. Crimi's employment, other than for cause, or Mr. Crimi terminates his employment as a result of a breach by the Company of the agreement, Mr. Crimi will be paid severance compensation equal to his annual base salary (at the rate payable at the time of such termination) and accrued benefits plus an amount equal to the lesser of one year's full base salary (as in effect at the time of such termination and any other amounts owed to him under the agreement or the full base salary (as in effect at the time of such termination) and any other amounts that would have been payable to Mr. Crimi from the date of termination through the original stated expiration date of the employment agreement. In the event that the Company terminates Mr. Crimi's employment for cause or Mr. Crimi shall terminate his employment for reasons other than a breach of the agreement by the Company, the Company shall pay Mr. Crimi his full base salary and accrued benefits through the date of termination at the rate in effect at the time notice of termination is given. For a period of two years following termination of Mr. Crimi's employment for any reason (other than a termination by the Company without cause) Mr. Crimi cannot perform services for or have an equity interest in (except for an interest of 2% of less in an entity which is engaged in a competitive business and which is publicly traded) any competitive business. In addition, the Agreement provides that for the two year period following termination of Mr. Crimi's employment for any reason, with or without cause, Mr. Crimi cannot, directly or indirectly (including without limitation, as owner employee, agent, consultant or independent contractor) provide or solicit services of the type provided by the Company to any of its existing customers or potential customers with which or with whom the Company has negotiated within the twelve months preceding the date of termination of Mr. Crimi's employment.


                               BOARD OF DIRECTORS
                        REPORT ON EXECUTIVE COMPENSATION

It is the duty of the Compensation Committee to develop, administer, and review the Company's compensation plans, programs, and policies, to monitor the performance and compensation of executive officers and other key employees and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation. The Company's compensation program is intended to motivate, retain and attract management, linking incentives to financial performance and enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives. For the fiscal year ended April 30, 1997, the Compensation Committee held no meetings. All matters relating to Executive Compensation were acted upon by the Board of Directors. During the fiscal year ended April 30, 1997 there were no salary increases or bonuses granted by the Board of Directors to executive officers. To demonstrate their committment to the success of the Company, Salvatore Crimi, Angelo Crimi and Pershing Sun each agreed to reduce their respective annual salaries for the fiscal year ended April 30, 1997.


Compensation Structure

The annual cash compensation of most of the executive officers, including the Chief Executive Officer, consists primarily of annual salary. Non-cash compensation of executive officers consists of options granted. The compensation of each executive officer is based on an annual review of such officer's performance by the Chief Executive Officer and his recommendations to the Compensation Committee. In establishing and administering the variable elements in the compensation of the Company's executive officers, the Compensation Committee tries to recognize individual contributions, as well as overall business results. Compensation levels are also determined based upon the executive's responsibilities, the efficiency and effectiveness with which he marshals resources and oversees the matter under his supervision, and the degree to which he has contributed to the accomplishments of major tasks that advance the Company's goals. In determining the size of option awards for a particular executive officer, the Compensation Committee considers the amount of stock options awarded to other executive officers in a like position, in addition to the other compensation considerations discussed above.

Chief Executive Officer Compensation for Fiscal Year Ended April 30, 1997

                  Mr. Crimi, the Chief Executive officer of the Company, was employed under an employment agreement which became effective on August 4, 1995, and has a three year term that is renewable, automatically, for additional one years periods unless either party gives written notice not to renew such term which notice must be given not less than ninety (90) days prior to the end of such term. In order to demonstrate his commitment to the Company, Mr. Crimi reduced his annual base salary by 31.52% from $140,000 to $95,866 for the fiscal year ended April 30, 1997. For the fiscal year ending April 30, 1998, Mr. Crimi will be paid a base salary of $140,000.

December __, 1997

                                    Respectfully submitted,

                                    Salvatore Crimi
                                    Pershing Sun
                                    Francis Fitzpatrick
                                    Franklin Pinter

                                    Board of Directors


                                    ___________________________________________

    ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION COMMITTEE INTERLOCKS
               AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

                  Mr. Salvatore Crimi, the Chief Executive Officer and President of the Company, served as a Member of the Compensation Committee for the fiscal year ended April 30, 1997.

                             STOCK PERFORMANCE CHART

                  The following graph sets forth the average of the high and low closing sale price for the Common Stock (based on transaction data as reported by the NASDAQ Small Cap Market) for the fiscal years ended 1995, 1996 and for all quarters of fiscal year 1997 [OTC Bulletin Board] and for a peer group selected by the Company consisting of companies which provide commercial services. The businesses included in the Company-selected peer group are: Bettis Corporation, CRW Financial Inc. and Cypress Financial Services Inc. Bettis Corporation and CRW Financial Inc. are listed on the Nasdaq Small Cap Market and Cypress Financial Services Inc. is quoted on the OTC Bulletin Board. The Company's Stock began trading on the Nasdaq Small Cap Market on June 3, 1994 at a price of $___ per share. On April 16, 1997 the Company was delisted. As of such date the OTC Bulletin Board began quoting the Company's Common Stock.


                      COMPARISON of THREE-YEAR SHARE PRICES
                   Synergistic Holdings Corp. and Peer Group

                  The Company's Common Stock began trading on the Nasdaq Stock Market on June 3, 1994 at a price of $__ per share.


                        SALX          BETT(2)           CRWF(3)  CYFS(4)
4/30/95                 2.25          3.03
4/30/96                 3.00          5.25              3.69
7/31/96                 2.88          6.00             11.13
10/31/96                2.88          7.13              9.50
1/31/97                 1.28                            8.63     3.13
4/30/97                 0.34(1)                         6.13     1.50

----------
(1) On April 16, 1997, the Company's Common Stock was delisted by the Nasdaq Small Cap Market from April 16, 1997 through April 30, 1997, the Company's Common Stock was quoted on the OTC Bulletin Board.

(2)  In December 1996 Bettis Corporation merged with Daniel Industries, Inc.

(3) CRW Financial Inc. began trading on the Nasdaq Small Cap Market on May 15, 1995.

(4) The OTC Bulletin Board began quoting Cypress Financial Services, Inc. on October 1, 1996.

Item 2         PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                      AND TO INCREASE THE AMOUNT OF SHARES
                             AUTHORIZED TO BE ISSUED

                  The Board of Directors is hereby submitting to the shareholders of the Company for their approval a proposed amendment of the Certificate of Incorporation to increase the amount of shares authorized to be issued. Pursuant to the Company's Certificate of Incorporation, an aggregate of 11,000,000 shares of capital stock, of which 10,000,000 shares shall be Common Stock and 1,000,000 shall be preferred stock par value $.01 per share (the "Preferred Stock") are authorized for issuance. The Board of Directors believes that an increase in the authorized shares under the Certificate of Incorporation is necessary to accommodate, among other things, the conversion rights of the holders of the Series A Preferred Convertible Stock, the Series B Preferred Stock and the Series C Preferred Stock. Pursuant to the terms of the subscription agreement between the Company and the holders of the Series C Preferred Stock, the Company has agreed that in the event that an amendment to the Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue by December 31, 1997 has not been approved by the Board of Directors and shareholders, the Company will pay the holders of the Series C Preferred Stock $1,000,000. Accordingly, on June 2, 1997, the Board of Directors adopted, subject to shareholder approval, an amendment to the Certificate of Incorporation that increases the number of shares of capital stock authorized for issuance under the Certificate of Incorporation to 40,000,000 shares of which 39,000,000 shares shall be Common Stock, 1,000,000 shares shall be Preferred Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.


Item 3         PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY
                          TO SALEX HOLDING CORPORATION

                  The Board of Directors proposes and recommends to the shareholders for their approval an amendment to the Company's Certificate of Incorporation to change the name of the Company to Salex Holding Corporation.

                  Prior to the Company's acquisition of the Salex Holding Corporation ("Salex"), the Company was primarily engaged in securities trading, securities brokerage, investment banking, and related financial activities. Salex, a Delaware corporation, provided automobile asset management services and managed on a nationwide basis, the maintenance and repair of fleets of automobiles and trucks owned, leased and operated by corporate customers. In August of 1995, the Company purchased from Salex 1,580,000 shares of Salex common stock (the "Salex Common Stock") (which represented a 20% common equity interest) for a purchase price of $1,500,000. In January of 1996, the Company purchased an additional 363,400 shares of Salex Common Stock (representing a 4.6% common equity) directly from one of the principal shareholders of Salex, Salvatore Crimi, for a purchase price of $500,000. Subsequently, on September 18, 1996 (the "Closing"), the Company's wholly-owned subsidiary, Salex Industries, Inc., a Delaware corporation ("Subsidiary"), consummated a merger contemplated by a Merger Agreement, dated June 27, 1996, as amended and restated on September 18, 1996 (the "Merger Agreement"), by and among the Company, Subsidiary, Salex, Salex Fleet Specialist Corp., a New York corporation, Salex Fleet Management Corp., a New York corporation, Salex National Account Corp., a New York corporation, Salex Salvage Disposal Corp., a New York corporation, Salex Financial Services Corp., a New York corporation (collectively, the "Salex Subsidiaries"), the Salvatore Crimi Family Limited Partnership, Pershing Sun, Michael Sun, Jennifer Sun, Susan Tauss-Giovinco, Francis Fitzpatrick and Harrison Fitzpatrick (collectively, the "Salex Shareholders") and T. Marshall Swartwood and Thomas M. Swartwood. Pursuant to the Merger Agreement, the Subsidiary was merged with and into Salex and (i) all of the shares of Salex Common Stock held by the Company were cancelled and extinguished and (ii) all of the 4,503,000 issued and outstanding shares of Salex Common Stock owned by the Salex Shareholders were converted into (a) 4,003,165 shares of Common Stock and
(b) 1,000 shares of Series B Preferred Stock. Upon the filing by the Company of a Certificate of Amendment to its Certificate of Incorporation increasing the authorized capital stock of the Company, each share of Series B Preferred Stock shall be converted into 2,059.106 shares of Common Stock. At the time of the closing the shares of Common Stock delivered, together with the shares of Common Stock into which the shares of Series B Preferred Stock are convertible, represented, in the aggregate, 51% of the fully-diluted, issued and outstanding shares of the Common Stock. This merger enabled the Salex Shareholders to acquire control of the Company from T. Marshall Swartwood and Thomas M. Swartwood.

                  Immediately after the Closing, the Company divested itself of substantially all its assets other than its investment in Salex. As a result, the Company's primary business now is automobile asset management. The current management of the Company and its board of directors have elected to concentrate on expansion in the automobile asset management industry. Salex had achieved significant good will in this sector and it is management's wish to leverage the core competency of Salex and adopt it as the primary mission of this company. Therefore it is management's intention to change the name of "Synergistic Holdings Corp." to "Salex Holding Corporation".

The shareholders' approval of the proposal to change the name of the Company includes granting the officers of the Company and each of them acting alone the authority to take all such further actions as may be required to effectuate such change, including, but not limited to, the filing of a formal Certificate of Amendment to the Certificate of Incorporation on behalf of the Company with the Secretary of State of the State of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.


Item 4                PROPOSAL TO ADOPT A STOCK OPTION PLAN

                  On June 2, 1997, the Board of Directors approved, subject to shareholders' approval, the 1997 Incentive and Non-qualified Stock Option Plan (the "Plan") and the maximum number of shares of Common Stock reversed for issuance upon exercise of options granted under such Plan shall be an aggregate of 4,000,000 shares subject to adjustments as specified under such Plan.

                  The Board of Directors believes that it is in the best interests of the Company and its shareholders to adopt this Plan which will allow the Company to grant options to help the Company secure and retain the services of key employees and consultants.

                  A full copy of the proposed Plan is attached as Exhibit A to the Proxy Statement. A brief description of the Plan is provided below. The description below is qualified in its entirety by reference to the complete Plan.

Description of the Stock Option Plan

                           SYNERGISTIC HOLDINGS CORP.
                        1997 INCENTIVE AND NON-QUALIFIED
                                STOCK OPTION PLAN

1.    Purpose

          The purpose of the 1997 Incentive and Non-qualified Stock Option Plan (the "Plan") is to encourage and enable key employees (which term, as used herein, shall include officers), directors, consultants and advisors to the Company or subsidiary, and other persons or entities providing goods or services to the Company to acquire a proprietary interest in the Company through the ownership of common stock of the Company. Such directors, consultants, advisors and other persons or entities providing goods or services to the Company and entitled to receive options hereunder are hereinafter collectively referred to as the "Associates." An employee or Associate to whom an option has been granted will provide such employee and Associate with a more direct stake in the future welfare of the Company and encourage them to remain employed by or associated with the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment or association with the Company.

      The Plan provides for the grant of "incentive stock options" to employees ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("Non-qualified Options") to Associates. The Plan will be administered by the Board of Directors.

      The Plan will authorize the issuance of options to purchase a maximum of 4,000,000 shares of Common Stock. The Plan contains customary provisions with respect to adjustments for stock splits and similar transactions. If any stock option granted under the Plan terminates, expires unexercised, or is cancelled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new stock option.

      The Board of Directors has exclusive discretion (except as may be designated or permitted in the Plan or by the By-Laws of the Company) to select to whom stock options will be granted and to determine the type, size, terms and conditions under which each stock option may be exercisable, and the expiration date of each option. The Board of Directors also has exclusive discretion to make all other determinations which its members deem necessary or desirable in the interpretation and administration of the Plan.

      Stock options granted under the Plan generally expire not later than ten years after the date on which they are granted. The exercise price may not be less than 100% of the fair market value of the Common Stock on the date any such stock option is granted (110% in the case of any optionee with, at the time of grant, owns, directly or by attribution, more than 10% of the combined voting power of all classes of capital stock of the Company a "ten percent owner optionee"). In addition, the term of an Incentive Stock Option for a ten percent owner optionee cannot exceed five years from the date of grant. The aggregate fair market value (determined at the time the option is granted) of the Common Stock granted as Incentive Stock Options to an optionee that may become exercisable for the first time during any calendar year cannot exceed $100,000 (or such other limit as may be imposed by the Code).

      The Board of Directors may amend the Plan at any time and from time to time, but any such amendment is subject to shareholder approval where the absence of such shareholder approval would adversely affect the compliance of the Plan with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or other applicable laws or regulations. Accordingly, no action of the Board may, without shareholder approval, increase the maximum number of shares which may be issued upon exercise of an option, modify the eligibility requirements of the Plan, reduce the minimum option exercise price requirement, or extend the limits imposed on the period during which options may be granted or issued.

Federal Income Tax Consequences

      The following is a brief description of the federal income tax treatment which will generally apply to benefits or awards (hereinafter, "awards") made under the Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of any such award. BECAUSE THE FOLLOWING PROVIDES ONLY A BRIEF SUMMARY OF THE GENERAL FEDERAL INCOME TAX RULES, INDIVIDUALS SHOULD NOT RELY THEREON FOR INDIVIDUAL TAX ADVICE, AS EACH TAXPAYER SITUATION AND THE CONSEQUENCES OF ANY PARTICULAR TRANSACTION WILL VARY DEPENDING UPON THE SPECIFIC FACTS AND CIRCUMSTANCES INVOLVED. RATHER, EACH TAXPAYER IS ADVISED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR FOR PARTICULAR FEDERAL AS WELL AS STATE AND LOCAL INCOME AND ANY OTHER TAX ADVICE.

      The grant of an Incentive Stock Option or a Non-qualified Option under the Plan would not result in income for the grantee or a deduction for the Company.

      The exercise of a Non-qualified Option would result in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise.

      The exercise of an Incentive Stock Option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise, and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option exercise price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option exercise price is an item of tax preference, potentially subject to the alternative minimum tax.


                              New Plan Benefits(1)

--------------------------------------------------------------------------------------------------------------------------
                                   1997 Incentive and Non-qualified Stock Option Plan
--------------------------------------------------------------------------------------------------------------------------
                                                                          Dollar(2)
Name and Position                                                         Value ($)               Number of Units
--------------------------------------------------------------------------------------------------------------------------
Non-Executive Director Group......................................        $1875.50        Options to purchase 5,000
                                                                                          shares of common stock
--------------------------------------------------------------------------------------------------------------------------
Each nominee for election as a director...........................         $937.75        Options to purchase 5,000
                                                                                          shares of common stock
--------------------------------------------------------------------------------------------------------------------------

(1) The information set forth relates to benefits or amounts to which would have been received or allocated for the fiscal year ended April 30, 1997 if the Plan had been in effect.
(2) Board on the average of the closing bid and asked prices of the Common Stock as quoted on the OTC Bulletin Board on November 19, 1997.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.


Item 5             OTHER MATTERS ARISING AT THE ANNUAL MEETING

                 The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

Security Ownership of Management and Certain Beneficial Owners(1)

                 The following table sets forth certain information, as of August 26, 1997, regarding the beneficial ownership of the Company's Common Stock by: (i) each shareholder known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock; (ii) each Director of the Company and nominee for; (iii) each Named Executive Officer (as hereinafter defined) of the Company; and (iv) all Directors, nominees for Directors, and executive officers of the Company as a group.


                                                             Amount and Nature of
Name and Address of Beneficial Owner                        Beneficial Owner(2)(3)          Percent of Class(2)(3)
------------------------------------------------------      ----------------------          -----------------------------
Salvatore Crimi Family Limited Partnership............          1,631,696(4)                         16.75

Meadows Management, LLC...............................          1,250,000(5)(6)                      11.97
1500 Hempstead Turnpike
East Meadow, New York  11554

Dr. Robert Cohen......................................          1,250,000(5)(6)(7)                   11.97
1500 Hempstead Turnpike
East Meadow, New York  11554

Dr. Alan Cohen........................................          1,250,000(5)(6)(8)(9)                11.97
1500 Hempstead Turnpike
East Meadow, New York  11554

Guardian Angel Management, Ltd........................          1,250,000(5)(6)(9)                   11.97
147 Redpoll Circle
North Hills, New York  11577

Jonathan Pratt........................................          1,250,000(5)(6)(10)                  11.97
147 Redpoll Circle
North Hills, New York  11577

Pershing Sun..........................................          1,299,449(11)                        13.48

Salvatore Crimi.......................................          1,091,483(12)                        11.39


Franklin Pinter.......................................             75,000(13)                            *

Francis Fitzpatrick...................................             54,516(14)                            *

Angelo Crimi..........................................                 --                               --

Syd Mandelbaum........................................                 --                               --

Andrew Lunetta .......................................                 --                               --

All directors, nominees and executive officers as
a group (5 persons)...................................          2,520,448                            25.06


--------------------
*    Less than one percent (1%).

(1) These tables are based upon information supplied by Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to the table and subject to the community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him. Applicable percentage of ownership is based on 9,187,260 shares of Common Stock, which were outstanding on November 19, 1997.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options or preferred stock held by that person that are currently exercisable or convertible within 60 days of November 19, 1997 are deemed outstanding. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

(3) In calculating the percent of the outstanding shares of Common Stock, all shares issuable on exercise of stock options or conversion of preferred stock held by the particular beneficial owner that are included in the column to the left of this column are deemed to be outstanding.

(4) Includes 553,900 shares which may be acquired upon the conversion of 269 shares of Series B Preferred Stock.


(5) Represents shares of Common Stock to be acquired upon the conversion of 12,500 shares of Series C Preferred Stock.

(6) At the annual meeting of shareholders Meadows Management, LLC ("Meadows"), of which Dr. Robert Cohen and Dr. Alan Cohen are managing members, and Guardian Angel Management, LTD ("Guardian Angel"), of which Jonathan Pratt is the sole shareholder, intend to vote together on all matters presented at such meeting. In the aggregate this group beneficially owns 2,500,000 shares.

(7) This amount includes all of the shares beneficially owned by Meadows. Dr. Robert Cohen, a managing member of Meadows, has shared voting power and shared investment power. Dr. Robert Cohen disclaims beneficial ownership of such shares.

(8) This amount includes all of the shares beneficially owned by Meadows. Dr. Alan Cohen, a managing member of Meadows has shared voting power and shared investment power. Dr. Alan Cohen disclaims beneficial ownership of such shares.

(9) The Company intends to challenge the validity of the transfer of 12,500 shares of Series C Preferred from Meadows to Guardian Angel of which Jonathan Pratt is the sole shareholder.

(10) This amount includes all of the shares beneficially owned by Guardian Angel. Jonathan Pratt disclaims beneficial ownership of such shares.

(11) Includes 436,530 shares which may be acquired upon the conversion of 212 shares of Series B Preferred Stock and 15,190 shares which may be acquired upon the exercise of options which will be exercisable within 60 days. Does not include 22,186 shares underlying options which are not exercisable within 60 days.

(12) Includes 360,314 shares which may be acquired upon the conversion of 175 shares of Series B Preferred Stock and 31,844 shares which may be acquired upon exercise of options which will be exercisable within 60 days. Does not include 47,766 shares underlying option which are not exercisable within 60 days.

(13) Includes warrants to purchase 25,000 shares of Common Stock.

(14) Includes 956 shares which may be acquired upon the exercise of options which will be exercisable within 60 days. Does not include 1,435 shares underlying option which are not exercisable within 60 days.


                                LEGAL PROCEEDINGS

                 There are no material legal proceedings now pending or threatened against the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                 On September 19, 1996, the Company retired 1,453,600 shares of Common Stock purchased by the Company from Mr. Crimi for a purchase price of $2,000,000. As payment for this obligation, the Company and Mr. Crimi agreed to offset the amount owed Mr. Crimi against certain loans made by the Company to Mr.

Crimi totaling $1,004,212. In addition, the Company assumed a note payable by Mr. Crimi to a former shareholder of the Company in the amount of $995,788.

                  Andrew Lunetta, a nominee for election as a director, is currently serving as a consultant to the Company. Mr. Lunetta is paid $8,650 per month and his employment may be terminated by either party at any time.


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

                 The Company has entered into indemnity agreements with each of its directors and executive officers. The indemnity agreements provide that directors and executive officers (the "Indemnities") will be indemnified and held harmless to the fullest possible extent permitted by law, including against all expenses (including attorney's fees), judgments, fines, penalties and settlement amounts paid or incurred by them in any action, suit or proceeding on account of their services as director, officer, employee, agent or fiduciary of the Company or as directors, officers, employees or agents of any other company or entity at the request of the Company. The Company will not, however, be obligated pursuant to the agreements to indemnify or advance expenses to an indemnified party with respect to any action: (1) in which a judgment adverse to the Indemnitee establishes (a) that the Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material, or (b) that the Indemnitee personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, or (2) which the Indemnitee initiated, prior to a change in control of the Company, against the Company or any director or officer of the Company unless the Company consented to the initiation of such claim. The indemnity agreements require an Indemnitee to reimburse the Company for expenses advanced only to the extent that it is ultimately determined that the director or executive officer is not entitled, under Section 145 of the General Corporation Law of the State of Delaware and the indemnity agreement, to indemnification for such expenses.


                         INDEPENDENT PUBLIC ACCOUNTANTS

                  On May 23, 1997 the Board of Directors, dismissed BDO Seidman LLP ("BDO") as the Company's auditors and replaced them with Feldman Radin & Co., P.C. The reports of BDO did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure related to the financial statements which BDO reported on at the time of their dismissal which, if not resolved to the former auditors' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Representatives of Feldman Radin & Co., P.C., which audited the Company's fiscal year ended April 30, 1997 financial statements, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire, and they are expected to be available to respond to appropriate questions.


                      SECTION 16(a) REPORTING DELINQUENCIES

                 Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all
Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year ended April 30, 1997, all filing requirements, other than those disclosed herein, applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met. Guardian Angel Management, LTD, Meadows

Management, LLC, Dr. Robert Cohen, Dr. Alan Cohen and Jonathan Pratt were required to file Forms 3 by June 12, 1997. Such forms were filed on June 26, 1997.

                           ANNUAL REPORT ON FORM 10-K

                 The Company will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1997, filed with the SEC, including the financial statements and the schedules thereto. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-K, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Mr. Salvatore Crimi, 50 Laser Court, Hauppauge, New York 11788. Each such request must set forth a good faith representation that, as of December 10, 1997, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. The Company incorporates herein the Annual Report by reference.

                                           By Order of the Board of Directors,


                                           Angelo Crimi
                                           Secretary

Hauppauge, New York
December __, 1997

                                    EXHIBIT A

                        SYNERGISTIC HOLDINGS CORPORATION
                         1997 INCENTIVE AND NONQUALIFIED
                                STOCK OPTION PLAN

                     ---------------------------------------



1.  Purpose

          The purpose of this Stock Option Plan (the "Plan") is to encourage and enable key employees (which term, as used herein, shall include officers), and directors, of Salex Holdings Corporation or a parent (if any) or subsidiary thereof (collectively, unless the context otherwise requires, the "Corporation"), consultants, and advisors to the Corporation, and other persons or entities providing goods or services to the Corporation to acquire a proprietary interest in the Corporation through the ownership of common stock of the Corporation. As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Corporation as the term is defined in section 424 of the Internal Revenue Code of 1986, as amended (the "Code") (determined as if the Corporation were the employer corporation). Such directors, consultants, advisors, and other persons or entities providing goods or services to the Corporation and entitled to receive options hereunder are hereinafter collectively referred to as the "Associates," and the relationship of the Associates to the Corporation is hereinafter referred to as "association with" the Corporation. An employee or Associate to whom an option has been granted is referred to as a "Grantee". Such ownership will provide such Grantees with a more direct stake in the future welfare of the Corporation and encourage them to remain employed by or associated with the Corporation. It is also expected that the Plan will encourage qualified persons to seek and accept employment or association with the Corporation.

2.  Administration

                 (a) The Plan shall be administered by the Board of Directors (the "Board").

                 (b) As it applies to the administration of the Plan, a majority of the members of the Board shall constitute a quorum, and the action of a majority of the members of the Board present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Board without holding a meeting, shall be deemed to be actions of the Board. All actions of the Board and all interpretations and decisions made by the Board with respect to any question arising under the Plan shall be final and conclusive and shall be binding upon the Corporation and all other interested parties.

                 (c) Subject to the terms and conditions of the Plan, the Board shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority to
(i) interpret and construe the Plan and to determine the terms of all options granted pursuant to the Plan, including, but not limited to, the persons to whom, and the time or times at which grants shall be made, the number of options to be included in the grants, the number of options which shall be treated as incentive stock options (in the case of options granted to employees) as described in section 422 of the Code, the number of options which do not qualify as incentive stock options ("nonqualified options"), and the terms and conditions thereof; (ii) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and (iii) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

3.  Eligibility and Participation

                                    EXH. A-1

                 (a) Key employees and Associates are eligible to receive options. Each option shall be granted, and the number of shares subject thereto shall be determined by the Committee.

                  (b) Directors who are not officers of the Corporation shall receive as formula grants, on an annual basis on the first trading day of each May starting May 1, 1998, stock options for 5,000 shares of the Corporation's common stock, at an exercise price equal to the fair market value of the stock on the date of grant. The fair market value shall be determined in accordance with Section 8 hereof.

4.  Shares Subject to the Plan

                  (a) Options shall be evidenced by written agreements which shall, among other things (i) designate the option as either an incentive stock option or a nonqualified stock option, (ii) specify the number of shares covered by the option; (iii) specify the exercise price, determined in accordance with paragraph 7 hereof, for the shares subject to the option; (iv) specify the option period determined in accordance with paragraph 6 hereof; (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and (vi) contain such other terms and conditions consistent with the Plan as the Board may, in its discretion, prescribe.

                  (b) The stock to be offered and delivered under the Plan, pursuant to the exercise of an option, shall be shares of the Corporation's authorized common stock and may be unissued shares or reacquired shares, as the Board may from time to time determine. Subject to adjustment as provided in paragraph 13 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed Four Million (4,000,000) shares. If an option expires or terminates for any reason during the term of the Plan prior to the exercise thereof in full, the shares subject to but not delivered under such option shall be available for options thereafter granted.

5.  Incentive Stock options

                  (a) An option designated by the Board as an "incentive stock option" is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Code. An incentive stock option shall be granted only to an employee of the Corporation.

                  (b) No incentive stock option shall provide any person with a right to purchase shares to the extent that such right first becomes exercisable during a prescribed calendar year and the sum of (i) the fair market value (determined as of the date of grant) of the shares subject to such incentive stock option which first become available for purchase during such calendar year, plus (ii) the fair market value (determined as of the date of grant) of all shares subject to incentive stock options previously granted to such person under all plans of the Corporation first become available for purchase during such calendar year exceeds $100,000.

                  (c) Without prior written notice to the Board, a Grantee may not dispose of shares acquired pursuant to the exercise of an incentive stock option until after the later of (i) the second anniversary of the date on which the incentive stock option was granted, or (ii) the first anniversary of the date on which the shares were acquired; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in section 422(c)(3) of the Code, shall not be deemed to be such a disposition. The optionee shall make appropriate arrangements with the Corporation for any taxes which the Corporation is obligated to collect in connection with any disposition of shares acquired pursuant to the exercise of an incentive stock option, including any Federal, state or local withholding taxes.

                  (d) Should Section 422 of the Code be amended during the term of the Plan, the Board may modify the Plan consistently with such amendment.


                                    EXH. A-2

6.  Term of Option Period

          The term during which options may be granted under the Plan shall expire in ten years from the date approved by the Board and the option period during which each option may be exercised shall, subject to the provisions of paragraph 12 hereof, be during such period, expiring not later than the tenth anniversary (the fifth anniversary in the case of incentive stock options granted to a person who owns (within the meaning of section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Corporation at the time such option is granted) of the date the option is granted, as may be determined by the Board.

7.  Option Price

          The price at which shares may be purchased upon exercise of a particular option shall be such price as may be fixed by the Board but in no event less than the minimum required in order to comply with any applicable law, rule or regulation and, in the case of incentive stock options, shall not be less than 100 percent, or in the case of incentive stock options granted to an optionee who is a 10 percent stockholder (within the meaning of paragraph 6 hereof), shall not be less than 110 percent, of the fair market value (as defined in paragraph 8) of such shares on the date such option is granted.

8.  Stock as Form of Exercise Payment

          At the discretion of the Board, a Grantee who owns shares of the Corporation's common stock may elect to use such shares, with the value thereof to be determined as the fair market value of such shares on the day prior to the date of exercise of the option, to pay all or part of the option price required under the Plan. As used herein, fair market value shall be deemed to be the closing price on such day of the Corporation's common stock if the Corporation's common stock is then traded on a national securities exchange or the closing bid price on such day of the Corporation's common stock, if such stock is traded on the Nasdaq National Market System or Small-Cap Market System or, if not so traded, the average of the closing bid and asked prices thereof on such day.

9.  Exercise of Options

                  (a) Each option granted shall be exercisable in whole or in part at any time, or from time to time, during the option period as the Board may provide in the terms of such option; provided that the election to exercise an option shall be made in accordance with applicable federal and state laws and regulations.

                  (b) No option may at any time be exercised with respect to a fractional share.

                  (c) No shares shall be delivered pursuant to the exercise of any option, in whole or in part, until qualified for delivery under such securities laws and regulations as may be deemed by the Board to be applicable thereto, until such shares are listed on each securities exchange on which the Corporation's common stock may then be listed, until, in the case of the exercise of an option, payment in full of the option price is received by the Corporation in cash or stock as provided in paragraph 8 and until payment in cash of any applicable withholding taxes is received by the Corporation. Unless prior to the exercise of the option the shares of the Corporation's common stock issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the option to the Corporation to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Corporation unless in the opinion of counsel to the Corporation such representation, agreement, or documentation is not necessary to comply with said Act. No holder of an option, or such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such option unless and until a certificate or certificates therefor is issued in his name.

10.  Acceleration of Vesting


                                    EXH. A-3

                  (a) An option shall automatically be vested and immediately exercisable in full upon the occurrence of any of the following events:

                                    (i) Any person within the meaning of
                  Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Corporation, has become the beneficial owner, within the meaning of Rule 13d-3 under such Act, of 51 percent or more of the combined voting power of the Corporation's then outstanding voting securities, unless such ownership by such person has been approved by the Board immediately prior to the acquisition of such securities by such person;

                                    (ii) The first day on which shares of the
                  Corporation's common stock are purchased pursuant to a tender offer or exchange offer, unless such offer is made by the corporation or unless such officer has been approved or not opposed by the Board;

                                    (iii) The stockholders of the Corporation
                  have approved an agreement to merge or consolidate with or into another corporation (and the Corporation is not the survivor of such merger or consolidation) or an agreement to sell or otherwise dispose of all or substantially all of the Corporation's assets (including a plan of liquidation), unless the Board has resolved that options shall not automatically vest; or

                                    (iv) During any period of two consecutive
                  years, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

                  (b) Other than upon the occurrence of any of the events described in paragraph 10(a), the Board shall have the authority at any time or from time to time to accelerate the vesting of any individual option and to permit any stock option not theretofore exercisable to become immediately exercisable.

11.  Transfer of Options

                  Options granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Grantee to whom granted, may be exercised only by such or by such Grantee's guardian or legal representative.

12.  Termination of Employment

                  (a) Except as specifically provided in this paragraph 12, an incentive stock option shall be exercisable only if the Grantee has maintained continuous status as an employee of the Corporation since the date of grant of such option and no incentive stock option shall be exercisable three (3) months after termination of a Grantee's employment with the Corporation unless such termination occurs by death or disability (within the meaning of section 22(e)(3) of the Code). In the event of the death or disability of a Grantee, the options held by such Grantee which were otherwise exercisable on the date of his termination of employment shall expire unless exercised by such Grantee, or, in the case of the death of a Grantee, by his heirs, legatees, or personal representatives, within a period of twelve (12) months after the date of termination of employment. In no event, however, shall any option be exercisable after ten years from the date it was granted. The Board shall advise the holder of one or more incentive stock options whose employment with the Corporation is terminated for any reason, that in order for such options to be treated as incentive stock options under the Code, he must exercise them within three (3) months from the date of termination. Nothing in the Plan or in any option shall confer upon any Grantee the right to continue in the employ of or association with the Corporation or interfere in any way with the right of the Corporation to terminate the employment or association of a Grantee at any time. The Board's determination that a Grantee's employment or association has terminated and the date thereof shall be final and conclusive on all persons affected thereby.


                                    EXH. A-4

                  (b) The Board may, if it determines that to do so would be in the Corporation's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of employment with the Corporation for any reason, upon such terms and conditions as the Board determines to be appropriate.

                  (c) In the case of a Grantee on an approved leave of absence, the Board may, if it determines that to do so would be in the best interests of the Corporation, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Board determines to be appropriate. Leaves of absence for such period and purposes conforming to the personnel policy of the Corporation as may be approved by the Board shall not be deemed terminations or interruptions of employment.

13.  Adjustments Upon Changes in Capitalization

                  (a) If the Corporation's outstanding common stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination, or exchange of shares or the like, or dividends payable in shares of the Corporation's common stock, an appropriate adjustment shall be made by the Board in the aggregate number of shares available under the Plan and in the number of shares and price per share subject to outstanding options. If the Corporation shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Corporation shall be sold or exchanged, the holder of an option shall, after the occurrence of such a corporate event, be entitled to receive upon the exercise of his option the same number and kind of shares of stock or the same amount of property, cash, or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had exercised such option and had been, immediately prior to such event, the holder of the number of shares covered by such option. All adjustments made pursuant to this paragraph to the terms or conditions of an incentive stock option shall be subject to the requirements of section 424 of the Code.

                  (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of any option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

14.  Termination, Modification, and Amendment

                  (a) The Plan shall terminate 10 years from the earlier of the date of its adoption by the Board or the date on which the Plan is approved by the stockholders of the Corporation and no option shall be granted after termination of the Plan.

                  (b) The Plan may from time to time be terminated, modified, or amended by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon.

                  (c) The Board may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable including, without limitation, modifications to reflect changes in applicable law; provided, however, that the Board of Directors shall not (i) modify or amend the Plan in any way that would disqualify any incentive stock option issued pursuant to the Plan as an incentive stock option as defined in section 422 of the Code or (ii) without approval by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon, increase (except as provided by paragraph 14) the maximum number of shares as to which options may be granted under the Plan.

                  (d) No termination, modification, or amendment of the Plan, may, without the consent of the Grantee, adversely affect the rights conferred by such option.


                                    EXH. A-5

15.  Effective Date

                  The Plan shall become effective upon the adoption by the Board subject to the approval by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation. All options granted prior to the date of such stockholder approval shall be subject to such approval.


                                    EXH. A-6

PROXY

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SYNERGISTIC
                              HOLDINGS CORPORATION

                ANNUAL MEETING OF SHAREHOLDERS: December 29, 1997

                  The undersigned shareholder of Synergistic Holdings Corporation, a Delaware corporation (the "Company"), hereby appoints ________________________________________, or any of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock of the Company, that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 50 Laser Court, Hauppauge, New York 11788 at 10:00 a.m. (local time), on December 29, 1997, or any adjournment or adjournments thereof, in accordance with the instructions on the reverse side hereof.

                  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each of the nominees listed in Proposal No. 1, "FOR" Proposal No. 2, "FOR" Proposal No. 3 and "FOR" Proposal No. 4. The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.


Please mark              |X|
your votes as
indicated in
this example

The Board of Directors recommends a vote for Items 1 though 4.
                                                                                                   FOR        AGAINST       ABSTAIN
ITEM 1 - ELECTION  OF DIRECTORS                                                ITEM 2-APPROVAL     [ ]         [ ]            [ ]
                                                                               OF PROPOSAL TO
FOR all nominees listed below [ ]                                              AMEND THE
                                                                               CERTIFICATE OF
                                                                               INCORPORATION TO
                                                                               INCREASE NUMBER OF
                                                                               SHARES OF COMPANY
                            WITHHOLD AUTHORITY  [ ]                            STOCK AUTHORIZED
                            to vote for all nominees listed below.             FOR ISSUANCE

NOMINEES:                                                                      ITEM 3-APPROVAL     [ ]         [ ]            [ ]
  Salvatore Crimi                                                              OF PROPOSAL TO
  Angelo Crimi                                                                 AMEND THE
  Franklin Pinter                                                              CERTIFICATE OF
  Francis Fitzpatrick                                                          INCORPORATION TO
  Pershing Sun                                                                 CHANGE THE
  Andrew Lunetta                                                               COMPANY'S NAME TO
  Syd Mandelbaum                                                               SALEX HOLDING
                                                                               CORPORATION

WITHHELD FOR:  (Write that nominee's name in the space provided below)         ITEM 4-APPROVAL     [ ]         [ ]            [ ]
                                                                               OF THE COMPANY'S
____________________________________________________                           STOCK OPTION PLAN

This Proxy, when properly executed, will be voted in accordance with the        The proxies are authorized to vote as they may
directions given  y the undersigned stockholder.  If no directions are made,    determine, in their discretion, upon such other
Item 2, Item 3, Item 4, and in the accompanying Proxy it will be voted          business as may properly come before the meeting.
"FOR" Item 1, Statement, and as the proxies deem advisable on any other matters as may properly come before the meeting.

Signature: _________________________________ Signature: ____________________________________ Date: ______________________________

NOTE: This Proxy should be marked, dated and signed by the shareholders exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Joint owners should each sign. Persons signing in a fiduciary capacity should so indicate.
If shares are held by joint tenants or as community property, both should sign.


                                PLEASE COMPLETE, DATE, SIGN AND RETURN THIS CARD PROMPTLY

